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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Community Health Systems, Inc. on Form S-8 of our reports dated February 18, 2002 accompanying the consolidated financial statements and schedule, appearing in the Annual Report on Form 10-K of Community Health Systems, Inc. for the year ended December 31, 2001.

/S/ Delitte & Touche

Nashville, Tennessee
October 3, 2002

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  Exhibit 23.1
  INDEPENDENT AUDITORS' CONSENT